UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 22, 2025

Cal Redwood Acquisition Corp.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-42665	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2440 Sand Hill Road, Suite 101
Menlo Park, CA	94025
(Address of principal executive offices)	(Zip Code)

(415) 692-7762

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Ordinary Share and one Right	CRAQU	The Nasdaq Stock Market LLC
Ordinary shares, par value $0.0001 per share	CRA	The Nasdaq Stock Market LLC
Rights, each Right to acquire one-tenth (1/10) of one Ordinary Share	CRAQR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On May 22, 2025, the registration statement on Form S-1 (File No. 333-285517) relating to the initial public offering (the “Offering”) of Cal Redwood Acquisition Corp., a Cayman Islands exempted company (the “Company”), was declared effective by the U.S. Securities and Exchange Commission (the “Registration Statement”).

On May 27, 2025, the Company consummated the Offering of 23,000,000 units (the “Units”), which included the full exercise of the underwriters’ over-allotment option. Each Unit consists of one class A ordinary share, par value $0.0001 per share (the “Class A Ordinary Shares”), and one right (each, a “Right”) entitling the holder thereof to receive one-tenth of one Class A Ordinary Share upon the completion of an initial business combination. The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $230,000,000.

In connection with the Offering, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Registration Statement:

●	An Underwriting Agreement, dated May 22, 2025, between the Company and Cohen & Company Capital Markets, a division of J.V.B Financial Group, LLC (“CCM”) and Seaport Global Securities LLC (“Seaport”), as representatives of the underwriters named therein, a copy of which is filed as Exhibit 1.1 to this Current Report on Form 8-K and incorporated herein by reference;

●	A Share Rights Agreement, dated May 22, 2025, between the Company and Lucky Lucko, Inc. d/b/a Efficiency (“Efficiency”), as rights agent, a copy of which is filed as Exhibit 4.1 to this Current Report on Form 8-K and incorporated herein by reference;

●	An Investment Management Trust Agreement, dated May 22, 2025, between the Company and Efficiency, as trustee, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference;

●	A Letter Agreement, dated May 22, 2025, between the Company, Cal Redwood Sponsor LLC (the “Sponsor”) and each of the officers and directors of the Company, a copy of which is filed as Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by reference;

●	A Registration Rights Agreement, dated May 22, 2025, among the Company, the Sponsor and certain securityholders, a copy of which is filed as Exhibit 10.3 to this Current Report on Form 8-K and incorporated herein by reference;

●	A Private Placement Units Purchase Agreement, dated May 22, 2025, between the Company and the Sponsor, a copy of which is filed as Exhibit 10.4 to this Current Report on Form 8-K and incorporated herein by reference;

●	A Private Placement Units Purchase Agreement, dated May 22, 2025, between the Company and CCM, a copy of which is filed as Exhibit 10.5 to this Current Report on Form 8-K and incorporated herein by reference;

●	A Private Placement Units Purchase Agreement, dated May 22, 2025, between the Company and Seaport, a copy of which is filed as Exhibit 10.6 to this Current Report on Form 8-K and incorporated herein by reference; and

●	Indemnity Agreements, each dated May 22, 2025, between the Company and each officer and director of the Company, the form of which is filed as Exhibit 10.7 to this Current Report on Form 8-K and incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

On May 27, 2025, simultaneously with the consummation of the Offering, the Company consummated the private placement of an aggregate of 660,000 units (the “Private Placement Units”) to the Sponsor, CCM and Seaport at a price of $10.00 per Private Placement Unit, generating gross proceeds of $6,600,000 (the “Private Placement”). No underwriting discounts or commissions were paid with respect to the Private Placement. The Private Placement was conducted as a non-public transaction and, as a transaction by an issuer not involving a public offering, is exempt from registration under the Securities Act of 1933, as amended (“Securities Act”), in reliance upon Section 4(a)(2) of the Securities Act. The Private Placement Units are identical to the Units, except that the Private Placement Units are subject to certain transfer restrictions described in the Registration Statement.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective as of May 22, 2025, the following individuals were appointed to the board of directors of the Company: Eric C.W. Dunn, Sanjay Subhedar and Lori Wright. Additional information regarding, among other things, each individual’s background, board committee membership and compensatory arrangements is contained in the Registration Statement and is incorporated herein by reference.

Item 8.01. Other Events.

On May 27, 2025, the Company filed its amended and restated memorandum and articles of association (the “Amended Articles”) with the Registrar of Companies in the Cayman Islands. Among other things, the Amended Articles authorize the issuance of up to 500,000,000 Class A ordinary shares, 50,000,000 Class B ordinary shares, and 5,000,000 preference shares par value $0.0001 per share. The terms of the Amended Articles are set forth in the Registration Statement and are incorporated herein by reference. The foregoing description of the Amended Articles is qualified in its entirety by reference to the full text of the Amended Articles, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

A total of $230,000,000 of the net proceeds from the Offering and the Private Placement was placed in a trust account established for the benefit of the Company’s public shareholders (the “Trust Account”), with Efficiency acting as trustee. Except with respect to interest earned on the funds held in the Trust Account that may be released to the Company to pay its taxes, if any, the funds held in the Trust Account will not be released from the Trust Account until the earliest to occur of: (a) the completion of the Company’s initial business combination, (b) the redemption of all of the Class A Ordinary Shares included in the Units sold in the Offering (“public shares”) if the Company is unable to complete its initial business combination within 24 months from the closing of the Offering or such later time as the shareholders of the Company may approve in accordance with the Amended Articles, subject to applicable law, and (c) the redemption of any public shares properly tendered in connection with a shareholder vote to amend the Amended Articles (A) to modify the substance or timing of the Company’s obligation to redeem 100% of its public shares if the Company does not complete its initial business combination within 18 months from the closing of the Offering or (B) with respect to any other provision relating to shareholders’ rights or pre-initial business combination activity.

On May 22, 2025, the Company issued a press release announcing the pricing of the Offering, a copy of which is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
1.1	Underwriting Agreement, dated May 22, 2025, between the Company, Cohen & Company Capital Markets, a division of J.V.B Financial Group, LLC and Seaport Global Securities LLC.
3.1	Amended and Restated Memorandum and Articles of Association of the Company.
4.1	Share Rights Agreement, dated May 22, 2025, between the Company and Efficiency.
10.1	Investment Management Trust Agreement, dated May 22, 2025, between the Company and Efficiency.
10.2	Letter Agreement, dated May 22, 2025, by and among the Company, the Sponsor, the initial shareholders and each officer and director of the Company.
10.3	Registration Rights Agreement, dated May 22, 2025, among the Company, the Sponsor and certain securityholders.
10.4	Private Placement Units Purchase Agreement, dated May 22, 2025, between the Company and Sponsor.
10.5	Private Placement Units Purchase Agreement, dated May 22, 2025, between the Company and Cohen & Company Capital Markets, a division of J.V.B Financial Group, LLC.
10.6	Private Placement Units Purchase Agreement, dated May 22, 2025, between the Company and Seaport Global Securities LLC.
10.7	Form of Indemnity Agreement.
99.1	Press Release, dated May 22, 2025.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAL REDWOOD ACQUisition corp.

By:	/s/ Daven Patel
	Name:	Daven Patel
	Title:	Chief Executive Officer

Date: May 27, 2025

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